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                                                          TRAVELERS SERIES TRUST
                                               Supplement dated February 2, 1999
                                                 to Prospectus dated May 1, 1998

                            FEDERATED STOCK PORTFOLIO
                          MFS EMERGING GROWTH PORTFOLIO
                             NWQ LARGE CAP PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                             UTILITIES PORTFOLIO

The information in the prospectus regarding the management of the above Travelers Series Trust funds is replaced with the following:

FEDERATED STOCK PORTFOLIO
Management of Federated Stock Portfolio

As of January, 1999, Michael P. Donnelly serves as the sole manager for the Federated Stock Portfolio. He joined Federated Investors in 1989 as Investment Analyst and has been a Vice President of the Portfolio's Subadviser since 1994. He served as an Assistant Vice President of an affiliate of the Portfolio's Subadviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

MFS EMERGING GROWTH PORTFOLIO
Management of MFS Emerging Growth Portfolio

John W. Ballen, President of MFS, serves as a co-manager of the MFS Emerging Growth Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Emerging Growth Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.

Also charged with management of the Fund is Toni Y. Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice-President -- Investments in 1991, and Vice President -- Investments in 1992. She has also managed MFS Emerging Growth Series, a retail Mutual Fund Series, since November, 1995.

As of January, 1999 Stephen Pesek also shares primary responsibility for the management of the MFS Emerging Growth Portfolio. Mr. Pesek is a Vice President of MFS, and has been employed by MFS since 1994. From 1987 to 1994, Mr. Pesek worked at Fidelity Investments as an analyst.
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NWQ LARGE CAP PORTFOLIO
Subadviser:  NWQ Investment Management Company

Effective January, 1999, an Investment Committee is responsible for the investment process and decisions of the NWQ Large Cap Portfolio, consisting of Jon D. Bosse, CFA; Jeffrey M. Cohen; E.C. ("Ted") Freidel, CFA; Thomas J. Laird, CFA; David A. Polak, CFA; Phyllis G. Thomas, CFA; Justin Clifford, Martin Pollack and James Galbreath, with Mr. Cohen and Mr. Freidel primarily responsible for the day-to-day management of the Portfolio. Jeffrey M. Cohen is a Vice President and Portfolio Manager who has 12 years' investment experience. Mr. Cohen has been with the firm for ten years. He earned an MBA from the University of California at Los Angeles. Mr. Freidel is a managing director and portfolio manager with twenty-seven years of investment experience. Prior to joining the firm in 1983, he spent twelve years with Beneficial Standard Investment Company where he was a senior member of the investment committee. He holds a B.S. from the University of California at Berkley, and an MBA from Stanford. He is a member of the Association for Investment Management and Research.

SOCIAL AWARENESS STOCK PORTFOLIO
Portfolio Manager -- Social Awareness Stock Portfolio

The Social Awareness Stock Portfolio is managed by a team of investment professionals from MMC. Robert J. Brady is a Managing Director and portfolio manager for MMC. Mr. Brady is also a Chartered Financial Analyst. Mr. Brady has been with Smith Barney and its predecessor firms since 1976.

U.S. GOVERNMENT SECURITIES PORTFOLIO
Portfolio Manager -- U.S. Government Securities Portfolio

As of January, 1999, the U.S. Government Securities Portfolio is managed by Richard John. Mr. John has been with Travelers Investment Group since 1994. During this time, his primary responsibilities have been managing the Travelers Mortgage-Backed Portfolio. Prior to joining Travelers, Mr. John managed assets for The Equitable and ran a closed-end bond-fund, The RAC Income Fund, for Ryland Advisers. Prior to becoming an investment manager he worked at Merrill Lynch and Prudential Securities, primarily in mortgage-backed securities and in CMO structuring. He is an MBA graduate of the Wharton School, University of Pennsylvania, and a BSE graduate of Princeton University.

UTILITIES PORTFOLIO
Portfolio Manager -- Utilities Portfolio

Effective November 6, 1998, the Utilities Portfolio is managed by a team of investment professionals from MMC. Robert J. Brady is a Managing Director and portfolio manager for MMC. Mr. Brady is also a Chartered Financial Analyst, and has been with Smith Barney and its predecessor firms since 1976.


FORM L-21263